UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 29, 2011
MEDCO HEALTH SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-31312	22-3461740

(State or other Jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
Incorporation)

100 Parsons Pond Drive, Franklin Lakes, NJ	07417

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: 201-269-3400
Not Applicable

(Former name or former address if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Beginning July 29, 2011, Medco Health Solutions, Inc. distributed the following materials, which are attached hereto and incorporated herein by reference:
•	BetterRxCare.com — Home Page

•	BetterRxCare.com — Clients Page

•	BetterRxCare.com — Pharmacies Page

•	BetterRxCare.com — Consumers Page

•	BetterRxCare.com — Investor Presentation

•	BetterRxCare.com — Factsheet

•	BetterRxCare.com — Merger Photos
Cautionary Statement Regarding Forward-Looking Statements
This document contains “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements, as they relate to Medco Health Solutions, Inc. or Express Scripts, Inc., the management of either such company or the transaction, involve risks and uncertainties that may cause results to differ materially from those set forth in the statements. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected. Medco and Express Scripts undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Forward-looking statements are not historical facts, but rather are based on current expectations, estimates, assumptions and projections about the business and future financial results of the pharmacy benefit management and specialty pharmacy industries, and other legal, regulatory and economic developments. We use words such as “anticipates,” “believes,” “plans,” “expects,” “projects,” “future,” “intends,” “may,” “will,” “should,” “could,” “estimates,” “predicts,” “potential,” “continue,” “guidance” and similar expressions to identify these forward-looking statements. Actual results could differ materially from the results contemplated by these forward-looking statements due to a number of factors, including, but not limited to, the possibility that (1) Medco and Express Scripts may be unable to obtain stockholder or regulatory approvals required for the merger or may be required to accept conditions that could reduce the anticipated benefits of the merger as a condition to obtaining regulatory approvals; (2) the length of time necessary to consummate the proposed merger may be longer than anticipated; (3) problems may arise in successfully integrating the businesses of Medco and Express Scripts; (4) the proposed merger may involve unexpected costs; (5) the businesses may suffer as a result of uncertainty surrounding the proposed merger; and (6) the industry may be subject to future risks that are described in SEC reports filed by Medco and Express Scripts.
The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the businesses of Medco and Express Scripts described in their respective Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed from time to time with the Securities and Exchange Commission
Additional Information About this Transaction
In connection with the proposed Merger, Express Scripts, Inc. will file with the SEC a registration statement on Form S-4 that will include a joint proxy statement of Medco and Express Scripts, and a prospectus of Express Scripts, as well as other relevant documents concerning the proposed Merger. Stockholders are urged to read the registration statement and the proxy statement/prospectus contained therein regarding the Merger when they become available and any other relevant documents as well as any amendments or supplements to those documents, because they will contain important information.
You will be able to obtain a free copy of the proxy statement/prospectus, as well as other filings containing information about Medco and Express Scripts, at the SEC’s Internet site (http://www.sec.gov). You will also be able to obtain these documents, free of charge, in the Investor Relations portion of the Company website at http://www.medcohealth.com, under the heading “Investors” and then under “SEC Filings.” Copies of the proxy statement/prospectus and the SEC filings that will be incorporated by reference in the proxy statement/prospectus can also be obtained, free of charge, by directing a request to Investor Relations, 100 Parsons Pond Drive, Franklin Lakes, NJ, 07417, 201-269-3400.
Medco and Express Scripts and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Medco in connection with the proposed Merger. Information about the directors and executive officers of Medco and their ownership of Medco common stock is set forth in the proxy statement for the Medco 2011 annual meeting of stockholders, as filed with the SEC on Schedule 14A on April 8, 2011. Information about the directors and executive officers of Express Scripts and their ownership of Express Scripts common stock is set forth in the proxy statement for the Express Scripts’ 2011 annual meeting of stockholders, as filed with the SEC on Schedule 14A on March 21, 2011. Additional information regarding the interests of those persons and other persons who may be deemed participants in the Merger may be obtained by reading the proxy statement/prospectus regarding the proposed Merger when it becomes available. You may obtain free copies of this document as described in the preceding paragraph.
Item 9.01 Financial Statements and Exhibits
     (d) Exhibits.
The following exhibits are being filed herewith:

Exhibit No.	Exhibit
99.1	BetterRxCare.com — Home Page
99.2	BetterRxCare.com — Clients Page
99.3	BetterRxCare.com — Pharmacies Page
99.4	BetterRxCare.com — Consumers Page
99.5	BetterRxCare.com — Investor Presentation
99.6	BetterRxCare.com — Factsheet
99.7	BetterRxCare.com — Merger Photos

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDCO HEALTH SOLUTIONS, INC.
By:	/s/ Thomas M. Moriarty
Thomas M. Moriarty
General Counsel, Secretary and President, Global Pharmaceutical Strategies

Date: August 1, 2011